UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date of earliest reported)  January 16, 2002
                                              ------------------

                               Global Axcess Corp
              ----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

             Nevada                  0-17874                   88-0199674
   ---------------------------    -------------           -------------------
  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation           File Number)           Identification No.)

        221 Ponte Vedra Park Dr.
           Ponte Vedra Beach, FL                            32082
-----------------------------------------                  --------
(Address of principal executive offices)                  (Zip Code)



Registrant's  telephone  number,  including  area  code  (904)-280-4135 ext. 35
                                                         ----------------------


        2240 Shelter Island Drive Suite 202, San Diego, California 92106
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report


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ITEM  6.  RESIGNATION  OF  REGISTRANT'S  DIRECTORS

Richard O. Weed, appointed to fill a vacancy on the Board of Directors October 16, 2001, has resigned his position, citing disagreement with company operations, policies and practices. His resignation was stated to be effective January 10, 2002.



                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Global  Axcess  Corp.
                                       (Registrant)


Dated: January 16, 2002                By:  /s/  Daryl Idler
                                          --------------------------------------
                                          Daryl Idler
                                          Secretary and Director


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